                                                            Exhibit 10.42

                        SIXTH AMENDMENT TO LEASE

    This Agreement made this 16th day of July, 1998, by and between Thomas J. Flatley d/b/a The Flatley Company (hereinafter referred to as LANDLORD), and Ibis Technology Corporation (hereinafter referred to as TENANT),

                             WITNESSETH:

    WHEREAS, by a certain Lease Agreement dated December 22, 1987, as amended by a First Amendment to Lease dated July 19, 1990, a Second Amendment to Lease dated August 2, 1991, a Third Amendment to Lease dated March 17, 1992, a Fourth Amendment to Lease dated March 7, 1994, and a Fifth Amendment to Lease dated February 21, 1997 (hereinafter collectively referred to as the "Lease"), LANDLORD leased to TENANT, a certain premises described as Cherry Hill Commerce Center, 32A and 32B Cherry Hill Drive, Danvers, MA 01923, consisting of approximately 27,120 square feet of space, more particularly described therein as ("Premises", "Expansion Premises 1", "Expansion Premises 2", and "Expansion Premises 4", respectively), and,

    TENANT wishes to lease from LANDLORD, and LANDLORD wishes to lease to TENANT, an additional 9,600 square feet of space, commencing upon the Sixth Amendment to Lease Commencement Date (hereinafter defined) which includes a 0% common area factor, located at Cherry Hill Commerce Center, 26-42 Cherry Hill Drive, Danvers, MA 01923, as outlined on Exhibit "A-7", attached hereto and made part a hereof (hereinafter referred to as "Expansion Premises 6").

    LANDLORD and TENANT desire to amend the Lease to reflect this and certain additional changes which have been agreed to by the parties, and all changes as set forth below shall become effective on the Sixth Amendment to Lease Commencement Date (as hereinafter defined).

    NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged each to the other, the above named parties do hereby agree to amend said Lease as follows:

    1. The description of TENANT'S Premises as set forth in Section 1 of the Lease, Incorporation of Basic Data, namely Premises, is hereby amended in part, as follows:

        ... 36,720 square feet of space, being the approximate size of the Premises and the basis on which Annual Rent and Additional Rent shall be paid by TENANT to LANDLORD, in the building located at Cherry Hill Commerce Center, 32A and 32B Cherry Hill Drive, Danvers, MA 01923...

    2. The term of this Sixth Amendment to Lease shall commence on May 1, 1998 (hereinafter referred to as the "Sixth Amendment to Lease Commencement Date"), and shall be coterminous with the Lease and, therefore, shall terminate on December 31, 2003.

        LANDLORD and TENANT agree to execute a Supplemental Agreement setting forth the actual Occupancy and Term Dates, once the same have been established.


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

    3. Effective May 1, 1998, Section 1 of the Lease, Incorporation of Basic Data, namely Annual Rent, shall be deleted in its entirety and replaced with the following:

        The TENANT agrees to pay to LANDLORD, without deduction or offset, rent at the rate of TWO HUNDRED FORTY-SEVEN THOUSAND EIGHT HUNDRED SIXTY AND 00/000 ($247,860.00) Dollars, payable in advance on the first day of each month, in equal monthly installments of TWENTY THOUSAND
        SIX HUNDRED FIFTY-FIVE AND 00/000 ($20,655.00) Dollars, for the period commencing May 1, 1998 and continuing through and including December 31, 1999 and at that rate for any fraction of a month; and

        The annual rent for the period commencing January 1, 2000 and continuing through and including December 31, 2001, shall be TWO HUNDRED FORTY-SEVEN THOUSAND EIGHT HUNDRED SIXTY AND 00/000 ($247,860.00) Dollars annually, which shall be adjusted to reflect the percentage increase, if any, of The Consumer Price Index for Urban Wage Earners and clerical Workers, all cities average, (1982-84=100) issued by the U.S. Department of Labor, or such other costs as may be hereafter substituted by the United States Department of Labor for The Consumer Price Index. If there is an upward change thereof from the Commencement Date of this Lease, to December 31, 1999, then the annual rent during this period shall be increased in accordance with such adjusted value of the dollar, but in no event shall such rent be less than the last annual rent paid by TENANT to LANDLORD; and

        The annual rent for the period commencing January 1, 2002 and continuing through and including December 31, 2003, shall be TWO HUNDRED FORTY-SEVEN THOUSAND EIGHT HUNDRED SIXTY AND 00/000 ($247,860.00) Dollars annually, which shall be adjusted to reflect the percentage increase, if any, of The Consumer Price Index for Urban Wage Earners and Clerical Workers, all cities average, (1982-84=100) issued by the U.S. Department of Labor, or such other costs as may be hereafter substituted by the United States Department of Labor for The Consumer Price Index. If there is an upward change thereof from January 1, 2000 to December 31, 2001 of this Lease, then the annual rent during this period shall be increased in accordance with such adjusted value of the dollar, but in no event shall such rent be less than the last annual rent paid by TENANT to LANDLORD.

        Pursuant to Paragraph 5 of the Fifth Amendment to Lease, LANDLORD agrees to apply TENANT'S Option Payments, to TENANT'S account and therefore the Rent for said Expansion Premises 6 shall commence at such time as the Option Payments have been fully recaptured.

    4. LESSEE acknowledges that it has examined and inspected the Premises and is familiar with the physical condition thereof. LESSEE further acknowledges (1) that LESSOR has not made and does not hereby make any representations regarding the physical condition of the Premises and (2) that there are no warranties, either expressed or implied, regarding the condition of the Premises. Any such warranties which may exist, are hereby expressly released and waived. Accordingly, LESSEE hereby agrees to accept the Premises in their "as is" condition.


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

    5. Effective upon a fully-executed Sixth Amendment to Lease, Section 41 of the Lease, namely TENANT'S Option to Expand, shall be deleted in its entirety and be of no further force or effect.

    6. Except where this Sixth Amendment to Lease specifically changes same, all other terms, conditions and covenants of the original Lease Agreement shall remain the same, where applicable, and are hereby reaffirmed.

    7. The submission of this document for examination and negotiation does not constitute an offer, and this document shall become effective and binding only upon the execution thereof by both LESSOR and LESSEE, regardless of any written or verbal representation of any agent, manager or other employee of LESSOR to the contrary. All negotiations, consideration, representations and understandings between LESSOR and LESSEE are incorporated herein and the Lease and this Amendment expressly supersede any proposals or other written documents relating hereto. The Lease and this Amendment may be modified or altered only by written agreement between LESSOR and LESSEE, and no act or omission of any employee or agent of Lessor shall alter, change or modify any of the provisions thereof.

        IN WITNESS WHEREOF, the parties hereto have signed and sealed this instrument on the day and year first above written.

                                  LANDLORD Thomas J. Flatley d/b/a
                                           The Flatley Company



/s/ Sara Capacciola                         /s/ Thomas J. Flatley
---------------------------                ----------------------------
WITNESS                                    By Thomas J. Flatley
                                           Its President


                                  TENANT   Ibis Technology Corporation


/s/ Nancy A. Bailey                        /s/ Debra L. Nelson
---------------------------                ----------------------------
WITNESS                                    By
                                           Its Chief Financial Officer


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

COMMONWEALTH OF MASSACHUSETTS  )
                               ) SS.
COUNTY OF NORFOLK              )

                                                               July 16, 1998

   Then personally appeared Thomas J. Flatley to me known to be the individual who acknowledged himself to be the President of The Flatley Company, LANDLORD, and that he, as such, being authorized to do so, executed the foregoing instrument and acknowledged the execution thereof to be his free act and deed for the purposes therein contained.

   IN WITNESS WHEREOF, I hereunto set my hand and official seal at Norfolk County, Braintree, Massachusetts, this 16th day of July, 1998.



                                    /s/ Francesca Austin
                                   -----------------------------------------
                                   Notary Public
                                   My commission expires:
                                         My Commission Expires September 4, 2003


STATE OF Massachusetts    )
                          ) SS.
COUNTY OF Essex           )


                                                               June 30, 1998

   Then personally appeared Debra L. Nelson to me known to be the individual who acknowledged herself to be the C.F.O. of Ibis Technology Corporation, TENANT, and that she, as such, being authorized to do so, executed the foregoing instrument and acknowledged the execution thereof to be her free act and deed for the purposes therein contained.

   IN WITNESS WHEREOF, I hereunto set my hand and official seal at Essex County, Danvers, Massachusetts, this 30th day of June, 1998.

                                    /s/ Nancy A. Bailey
                                   -----------------------------------------
                                   Notary Public
                                   My commission expires:
                                                  My Commission Expires
                                                    February 19, 2004


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

                                EXHIBIT "A-7"

                    Floor Plan - Expansion Premises 6






















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